SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6 (e))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11 ( c) or Rule 14a-12

CALIFORNIA FIRST NATIONAL BANCORP
(Name of Registrant as Specified in Its Charter)

CALIFORNIA FIRST NATIONAL BANCORP
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-16 (i)(4) and 0-11.

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[ ] Fee paid with previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CALIFORNIA FIRST NATIONAL BANCORP
18201 Von Karman Avenue, Suite 800
Irvine, CA 92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 2006

The Annual Meeting of Shareholders of California First National Bancorp will be held at the corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Tuesday, November 21 at 10:00 a.m., local time.

The Annual Meeting will be held (i) to elect a Board of Directors for the ensuing year, and (ii) to transact such other business as may properly come before the Annual Meeting and at any and all adjournments thereof. At the Annual Meeting, the Board of Directors of the Company intends to present Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, Harris Ravine and Danilo Cacciamatta as nominees for election to the Board of Directors.

Only shareholders of record on the books of the Company at the close of business on October 13, 2006, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. If you are unable to do so, please execute the enclosed proxy and return it in the enclosed addressed envelope, since a majority of the outstanding shares must be represented at the meeting in order to transact business. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish.

By Order of the Board of Directors

Glen T. Tsuma
Secretary

Irvine, California
October 25, 2006

CALIFORNIA FIRST NATIONAL BANCORP
18201 Von Karman Avenue, Suite 800
Irvine, CA 92612

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 2006

PROXY STATEMENT
SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of California First National Bancorp (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Tuesday, November 21, 2006, 10:00 a.m., local time, and at any and all adjournments thereof. All shares represented by each properly executed and unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. Where no specification is made on a properly executed and returned proxy, and unless otherwise indicated in this proxy statement, the shares will be voted FOR the election of all nominees for Directors named in the proxy. Any shareholder has the power to revoke his or her proxy at any time before the Annual Meeting. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by a subsequent proxy executed by the person executing the proxy and presented to the Annual Meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

This Proxy Statement is being mailed to the Company's shareholders on or about October 27, 2006. The solicitation of proxies will be made by mail and expenses will be paid by the Company, and will include forwarding solicitation materials regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some shareholders. All such further solicitation will be made by the Company's regular employees who will not receive additional compensation for that solicitation. The mailing address of the Company's principal executive office is 18201 Von Karman Avenue, Suite 800, Irvine, California 92612.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 11,178,181 shares of the Company's Common Stock outstanding at the close of business on October 13, 2006, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock of the Company entitled to vote at the meeting must be represented in person or by proxy at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, and therefore will have the same effect as a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder’s shares) unless the names of the candidate or candidates for whom votes will be cumulated have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine. In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit. If the voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of the majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. On all other matters, each share is entitled to one vote.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of October 13, 2006, certain information as to the number of shares of the Company's Common Stock beneficially owned by each person who is known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock and by all directors and officers as a group.

Name and Address of Beneficial Owners	Amount of the Company's Common Stock Beneficially Owned		Percent of the Company's Common Stock Beneficially Owned
Patrick E. Paddon c/o California First National Bancorp 18201 Von Karman Ave. Irvine, CA 92612	6,586,509	(1)	57.2%
Glen T. Tsuma c/o California First National Bancorp 18201 Von Karman Ave. Irvine, CA 92612	1,356,772		12.1%
Donald P. Moriarty c/o McGrath, Doyle & Phair 150 Broadway New York, NY 10038	1,057,000		9.5%
Aegis Financial Corporation 1100 North Glebe Road Suite 1040 Arlington, VA 22201	579,392		5.2%
All Directors and Officers as a Group (6 persons)	8,290,359	(2)	70.4%

(1) Does not include 52,440 shares of Common Stock held by Mr. Paddon’s children, as to which Mr. Paddon disclaims any beneficial interest. Includes options to purchase 346,296 shares, which are exercisable within 60 days of October 13, 2006.
(2) Includes options to purchase 605,440 shares, which are exercisable within 60 days of October 13, 2006.

ITEM 1

ELECTION OF DIRECTORS

Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed form of proxy, unless the proxy specifies otherwise, to vote the shares represented by the proxy FOR the election of the nominees set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

The nominees for the Board of Directors are Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, Harris Ravine and Danilo Cacciamatta. Certain information as of October 13, 2006 with respect to the nominees for election as directors, including the number of shares of the Company's Common Stock beneficially owned by each of them as of October 13, 2006, is set forth under "Directors and Executive Officers" below.

The Board of Directors has determined that Messrs. Lowry, Ravine and Cacciamatta are considered to be “independent directors” in accordance with guidelines established by The Nasdaq Stock Market, Inc. (“NASDAQ”), and it has been determined that none of them has a material relationship with the Company that would impair their independence from management or otherwise compromise their ability to act as an independent director. Over 50% of the Company’s Common Stock is owned by Patrick Paddon, and therefore, the Company is a “controlled company” and exempt from complying with certain NASDAQ corporate governance requirements, such as a majority independent board and compensation and nominating committees composed solely of independent directors. Notwithstanding such exemption, a majority of the Board of Directors is independent and the Company has established an independent Compensation Committee.

The Board of Directors holds regularly scheduled quarterly meetings, with committee meetings generally occurring at the same time, as necessary. In accordance with NASDAQ governance requirements, at each quarterly board meeting, time is available for the independent directors to meet without management present. The Board of Directors met five times during the year ended June 30, 2006, with all directors participating in all board meetings held during the year. All directors were at the Company’s headquarters on the day of the 2005 annual meeting.

The Audit Committee of the Board of Directors is made up of only the independent directors identified above. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by NASDAQ pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee has responsibility for oversight of: (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the annual audit of the Company's financial statements. The Audit Committee has the sole authority and responsibility for selecting the firm of independent public accountants to be retained by the Company to perform the audit and meets at least quarterly with the independent public accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. The Audit Committee has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Audit Committee held eleven meetings in person or by telephone during fiscal 2006. All Audit Committee members participated in these meetings, except one member was absent from one call. The Board of Directors adopted an Audit Committee Charter in June 2000, which was amended in August 2002 and subsequently amended and restated on October 22, 2004.

The Compensation Committee is also comprised solely of independent directors and is responsible for reviewing and approving the compensation of all executive officers. The entire Board of Directors continues to approve the grant of stock options. The Compensation Committee met once during fiscal 2006, and there were no stock option meetings held.

In light of the Company’s position as a controlled company, the size of the Board of Directors and the fact that vacancies occur infrequently, the Board of Directors has determined that a nominating committee is not necessary. Generally, director nominees are recommended to the full Board of Directors by the Company’s Chairman and Chief Executive Officer, Patrick Paddon, and the entire Board of Directors is responsible for selecting nominees for election as directors. With respect to the selection of director nominees at the 2006 Annual Meeting of Shareholders, Mr. Paddon recommended the Board nominate the five directors currently serving on the Board.

Stockholders who wish to communicate with the Board of Directors or one or more individual Directors may do so by writing to such Director or Directors at the Company’s corporate headquarters: c/o Corporate Secretary, California First National Bancorp, 18201 Von Karman Avenue, Irvine CA 92612. Stockholders and employees who wish to contact the Board of Directors or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and addressing the communication to the Audit Committee, or by communicating by email to auditcommittee@calfirstbancorp.com. Any written request so received will be handled in accordance with procedures approved by the Board of Directors.

Directors who are employees of the Company do not receive any fees for their services as directors. Directors of the Company who are not employees receive annual compensation of $20,000 payable quarterly, plus expenses, for service on the Company and any subsidiary Board. Directors are entitled to participate in the Company’s 1995 Stock Option Plan. During fiscal 2006, there were no stock option grants issued to Directors.

The Company has adopted a Code of Ethics for its chief executive officer, chief financial officer and principal accounting officer. A copy of the Code of Ethics is available for review under the Corporate Governance section of the Company’s web site at Calfirstbancorp.com. Any waivers from this Code of Ethics must be reviewed by the Audit Committee and will be disclosed on the website.

DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The table below shows, as of October 13, 2006, the number of common stock shares owned by each director and each named executive officer.
Name	Age	Position	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Patrick E. Paddon	55	Chief Executive Officer, President, Director	6,586,509 (1)	57.2%

Glen T. Tsuma	53	Chief Operating Officer, Secretary, Director	1,356,772	12.1%

Michael H. Lowry	61	Director	43,321 (2)	*

Harris Ravine	63	Director	35,703 (3)	*

Danilo Cacciamatta	60	Director	45,972 (4)	*

S. Leslie Jewett	51	Chief Financial Officer	222,082 (5)	2.0%

* Less than one percent
1)
Excludes 52,440 shares held by Mr. Paddon’s children, as to which Mr. Paddon disclaims any beneficial interest. Includes options to purchase 346,296 shares, which are exercisable within 60 days of October 13, 2006.

2)	Includes options to purchase 32,321 shares, which are exercisable within 60 days of October 13, 2006.
3)	Includes options to purchase 27,703 shares, which are exercisable within 60 days of October 13, 2006.
4)	Includes options to purchase 25,972 shares, which are exercisable within 60 days of October 13, 2006.
5)	Includes options to purchase 173,148 shares, which are exercisable within 60 days of October 13, 2006.

Current members of the Board of Directors and executive officers, together with certain information regarding them, are as follows:
Patrick E. Paddon founded the Company in 1977 and has served as the President and a Director of the Company since its inception. Prior to 1977, Mr. Paddon was the Manager of Corporate Planning and Budgets at Business Systems Technologies, a manufacturer of IBM plug-compatible peripheral equipment. Mr. Paddon is the spouse of Ms. Jewett.

Glen T. Tsuma joined the Company in May 1981 and has been Chief Operating Officer since August 1989 and Secretary since October 1991. Prior to joining the Company, he was an audit manager with Arthur Young & Company.

Michael H. Lowry was elected to the Board of Directors in August 1992. Mr. Lowry is a Managing Director of Nomura Securities International, Inc., an investment banking firm. Prior to joining Nomura Securities in February 1994, Mr. Lowry had been employed by the investment banking firm of Bear Stearns & Co., Inc. from 1991 to 1993 and by the investment banking firm of Kidder, Peabody & Co. Incorporated from 1970 to 1990.

Harris Ravine was elected to the Board of Directors in February 1994. Mr. Ravine currently is a Managing Director with The Ravine Group, an advisory services and investment firm. From May 2003 to July 2005, Mr. Ravine was the Chief Executive Officer of Fischer Imaging Corporation (“Fischer”), a manufacturer of x-ray medical equipment. On August 22, 2006, as part of a plan for the sale of assets and liquidation, Fischer filed a petition under Chapter 11 of title 11 of the United States Code. Mr. Ravine was a Partner of Meritage Associates LLP from April 2002 to April 2003. From April 2001 to March 2002, Mr. Ravine was a member with Telecom Partners, a venture capital group. From June 2000 until March 2001, he was a partner of In_Fusion, an advisory services firm. From May 1997 to January 2000, Mr. Ravine was the Chairman and Chief Executive Officer of Andataco/IPL Systems, Inc. Prior thereto, Mr. Ravine was employed by Storage Technology Corporation, a computer manufacturer, in various capacities, including Executive Vice President, Chief Administrative Officer and Group Officer for Midrange Markets from June 1992 to January 1994.

Danilo Cacciamatta was elected to the Board of Directors in June 2001. Mr. Cacciamatta is the Chief Executive Officer of Cacciamatta Accountancy Corporation, a position he has held for more than the past five years. Prior to forming Cacciamatta Accountancy Corporation, Mr. Cacciamatta was employed by KPMG Peat Marwick from 1972 to 1988 in a variety of positions, including audit partner from 1980 to 1988. Mr. Cacciamatta is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

S. Leslie Jewett joined the Company in September 1991 as Vice President - Finance. In April 1994, Ms. Jewett was named Chief Financial Officer of the Company. From 1981 to 1990, she held various management positions at Kidder, Peabody & Co. Incorporated, including Senior Vice President, Corporate Finance. Ms. Jewett has a BA from Swarthmore College and an MBA from Stanford University. Ms. Jewett is the spouse of Mr. Paddon.

EXECUTIVE COMPENSATION

The following table discloses compensation paid by the Company to the Chief Executive Officer and the remaining most highly-paid executive officers for the three fiscal years ended June 30, 2006:
		Annual Compensation		Long-term Compensation	Other
Name and Principal Position	Year	Salary	Bonus	Options (#)	Compensation (1)
Patrick E. Paddon	2006	$180,000	--	--	$2,000
Chief Executive Officer	2005	180,000	--	--	2,000
	2004	180,000	--	--	2,000
Glen T. Tsuma	2006	$180,000	--	--	$2,000
Chief Operating Officer	2005	180,000	--	--	2,000
	2004	180,000	--	--	2,000
S. Leslie Jewett	2006	$200,000	--	--	$2,000
Chief Financial Officer	2005	185,000	--	--	2,000
	2004	140,000	--	--	2,000

1) Company contribution under the Company's 401(k) Plan, subject to certain vesting restrictions.

Option Grants in Last Fiscal Year

There were no stock option grants issued to executive officers during fiscal 2006.

Aggregate Option Exercises and Fiscal Year End Option Value

The following table sets forth information for each of the named executive officers, the number of stock options exercised during fiscal 2006, the aggregate dollar value realized upon exercise, the total number of unexercised options held as of the end of the fiscal year and the aggregate dollar value of in-the-money, unexercised options held at June 30, 2006:

	Shares		Number of Unexercised		Value of Unexercised In-the-Money
	Acquired	Value	Options at June 30, 2006		Options at June 30, 2006 (1)
Name	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick E. Paddon	--	--	346,296	--	$2,223,222	--
Glen T. Tsuma	--	--	--	--	--	--
S. Leslie Jewett	--	--	173,148	--	$1,298,033	--

1) Represents the difference between the most recent closing price of the Common Stock as of June 30, 2006 as reported by NASDAQ and the exercise price of the options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

In August 2002, the Board of Directors established a Compensation Committee. Prior to that time, the Company had not established a standing compensation committee but instead all executive compensation issues were subject to the review of the entire Board of Directors. For the fiscal year ending June 30, 2006, the compensation of the Company's executive officers, including the Chief Executive Officer, has been reviewed and approved by the Compensation Committee.

The Company's compensation practices have generally been designed to bind the interests of the Company's key executives to the long-term performance of the Company and its shareholders. Compensation for all executives is comprised primarily of 1) base salary and 2) equity participation through common stock ownership or common stock options. Base salaries and bonuses are established according to the particular position of the individual executive, the current economic and business circumstances of the Company, and competitive conditions in the employment marketplace. To assess the 2006 compensation level of the Company's key executives relative to their peers, the Company examined the compensation plans of other public leasing companies, comparable financial service firms and similar emerging growth companies.

The Company believes that the cash compensation paid to the Company's executive officers is generally less than that paid to others in comparable positions, and reflects their status as significant shareholders of the Company. The equity participation of the Company's executive officers, both through direct ownership and common stock options, is generally greater than other comparable companies. The executive officers of the Company beneficially own approximately 70% of the Company's common stock outstanding. Through having a substantial portion of each executive's long-term compensation derived from participation in the Company's common stock, the Compensation Committee believes that the Company has aligned the financial interests of the executive officers with those of the Company's other shareholders.

CEO Compensation

Patrick E. Paddon’s, Chief Executive Officer, cash compensation was set at $180,000 at the beginning of fiscal 2006. Mr. Paddon's compensation in fiscal 2006 was not specifically tied to any measures of return on equity or earnings targets. Following the most recent review, the Compensation Committee believes Mr. Paddon's compensation is below that of most chief executive officers at other comparable companies. Mr. Paddon has requested and the Compensation Committee has agreed to accept his decision to keep his compensation in fiscal 2007 at $180,000.

Compensation Committee Interlocks and Insider Participation

Prior to August 2002, Mr. Paddon and Mr. Tsuma, as executive officers and directors of the Company, participated in all board compensation decisions. Mr. Paddon and Mr. Tsuma will continue to review all stock option grants. Mr. Tsuma has not received any stock option grants in the last five years. Mr. Paddon was granted an option on August 4, 2000 to purchase 300,000 shares at $9.25 with a five-year vesting schedule, which replaced an option to purchase 300,000 shares at $3.50, which expired unexercised in September 2000. The grant to Mr. Paddon was adjusted along with all outstanding stock options as a result of a special dividend paid in December 2004, which adjustment resulted in the number of shares available for purchase increasing to 346,296 shares and the price decreasing to $8.01.

AUDIT COMMITTEE REPORT

The material in this report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended (the “34 Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The Audit Committee has responsibility for oversight of (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the annual audit of the Company's financial statements. As part of its responsibility, the Audit Committee has reviewed and discussed the audited financial statements with management; received written disclosures and the letter from the Company’s independent registered public accountants, Vavrinek, Trine, Day & Co., LLP (“VTD”), required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with VTD the auditors’ independence. The Audit Committee also discussed with VTD the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees.

During the fourth quarter of fiscal 2006, the Audit Committee made the decision to dismiss PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and to retain VTD to complete the quarterly review for the third quarter ended March 31, 2006 and audit of financial statements for the three fiscal years ended June 30, 2006. The Audit Committee engaged in numerous discussions with the independent accountants concerning the accounting issues that resulted in the Company's determination to restate prior period results to account for certain lease extensions as operating leases instead of as sales-type leases, and restate certain information in the Consolidated Statements of Cash Flows. Such restatements are more fully discussed in the Company’s Quarterly Report on Form 10-Q for the nine months ended March 31, 2006 and the Annual Report on Form 10-K for June 30, 2006. The Audit Committee was also involved in discussions regarding management’s determination that the Company failed to maintain effective disclosure controls and procedures, and management’s remediation plan, as more fully disclosed in the Company’s Report on Form 10-Q for the nine-months ended March 31, 2006.

Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2006 be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors,
Harris Ravine
Michael H. Lowry
Danilo Cacciamatta

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Vavrinek, Trine, Day & Co., LLP, the Company's independent registered public accounting firm for the year ended June 30, 2006 and quarterly reviews for fiscal 2007 are expected to be available to respond to appropriate questions at the Annual Meeting and to make such statements as they may desire.

Fees Billed for Services Rendered by Vavrinek, Trine, Day & Co., LLP

Audit Fees totaled $151,500, which included fees for the audit of the Company’s financial statements for fiscal years 2004 through 2006, quarterly review of March 31, 2006 interim financial statements, and consultations on accounting matters related to the restatement of certain financial statements.

No amounts were paid to VTD for Tax Fees and there were no All Other Fees and expenses.

Dismissal of Previous Independent Registered Public Accountants

On May 22, 2006, the Audit Committee notified PwC that it had been dismissed as the Company's independent registered public accounting firm, effective immediately. The decision to dismiss PwC was made by the Audit Committee. The reports of PwC on the consolidated financial statements of the Company for its fiscal years ended June 30, 2005 and June 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, in a Report on Form 8-K filed May 16, 2006, the Company reported that such previously issued consolidated financial statements should no longer be relied upon and would be restated. As such, the reports of PwC thereon should similarly no longer be relied upon.

During the two years ended June 30, 2005, and from June 30, 2005 through May 22, 2006, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years. Furthermore, there were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the 34 Act, during the two years ended June 30, 2005, or through May 22, 2006, except as described in the next paragraph.

In the Report on Form 8-K filed on May 26, 2006 (the “5/26/06 Form 8-K”), the Company reported the dismissal of PwC and reported that PwC advised management and the Audit Committee that its position with respect to accounting for lease extensions as sales-type leases differed from the Company’s historical method. Furthermore, PwC indicated that it would not accept the Company’s method of booking and recognizing income on lease extensions classified as sales-type leases without the Company demonstrating that the Company’s approach produced results that were substantially equivalent to, or not materially different from, results under the methodology PwC believed was appropriate. Finally, PwC advised the Audit Committee that it believed that any restatement of previously issued financial statements is a strong indicator of a material weakness in the Company’s internal controls over financial reporting. PwC’s advice to the Audit Committee and management may be deemed a "reportable event" as defined in Item 304(a)(1)(v)(C) of Regulation S-K, that if further investigated might result in material adjustments to the Company’s consolidated financial statements. Due to its dismissal, PwC did not conduct such further investigation. The Company asked PwC to furnish it with a letter addressed to the SEC stating whether it agreed or disagreed with the statements included in the 5/26/06 Form 8-K and a copy of the Letter that PwC provided was attached to the 5/26/06 Form 8-K.

On May 23, 2006, the Audit Committee engaged VTD as the Company’s new independent registered public accounting firm. During the fiscal years ended June 30, 2005 and 2004, and through the date of engagement of VTD, the Company did not consult with VTD on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company, or the type of audit opinion that might be rendered on the Company’s financial statements, and resulted in a written report being provided by VTD to the Company or oral advice being provided by VTD to the Company that VTD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). VTD was provided an opportunity to review the 5/26/06 Form 8-K before it was filed.

COMMON STOCK PERFORMANCE GRAPH

The graph below shows a comparison of the five-year cumulative return among the Company, the NASDAQ Composite Index and the Russell 2000. As required by Securities and Exchange Commission rules, total return in each case assumes the reinvestment of dividends paid.

	6/30/2001	6/30/2002	6/30/2003	6/30/2004	6/30/2005	6/30/2006
CFNB	100	131	79	114	115	144
NASD Comp	100	68	76	95	96	103
Russell 2000	100	91	90	120	131	150

ANNUAL REPORT AND OTHER SEC FILINGS

The Annual Report on Form 10-K for the fiscal years ended June 30, 2006, including the financial statements and schedule thereto, as filed with the Securities and Exchange Commission, has been included in the Company’s Annual Report, which accompanies this Proxy Statement.

Under rules of the Securities and Exchange Commission, to minimize mailing costs the Company may send a single set of annual reports and proxy statements to any household at which two or more shareholders reside if they appear to be members of the same family. A number of brokerage firms have also instituted this practice with respect to the delivery of documents to shareholders residing at the same address. With this practice, however, each shareholder continues to receive a separate proxy card for voting. Any shareholder affected by this practice who desires to receive multiple copies of annual reports and proxy statements in the future can so communicate by email to investorrelations@calfirstbancorp.com or should call Investor Relations at 949-255-0500.

Section 16 of the 34 Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and any persons holding 10% or more of the Company's Common Stock to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission. Based upon a review of information furnished to the Company during the fiscal year ended June 30, 2006, all required forms were filed on a timely basis.

PROPOSALS OF SHAREHOLDERS

All proposals of shareholders intended to be presented at the Company's 2007 Annual Meeting of Shareholders must be directed to the attention of and received by the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, before June 30, 2007 if they are to be considered for inclusion in the Proxy Statement and form of Proxy used in connection with the meeting, in accordance with the rules and regulations of the Securities and Exchange Commission.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters that will be acted upon at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting or any adjournment thereof, proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors

Glen T. Tsuma
Secretary

Irvine, California
October 25, 2006

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Proposal of management. The Board of Directors recommends a vote FOR these nominees.

1.	Election of Directors	VOTE FOR all nominees listed to the left (except as indicated to the contrary below).	VOTE WITHHELD from all nominees	2.	In their discretion upon any other matters as may properly come before the meeting.
	Nominees: 01 Patrick E. Paddon, 02 Glen T. Tsuma, 03 Michael H. Lowry, 04 Harris Ravine and 05 Danilo Cacciamatta.	☐	☐

					THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

					DATED: _______________________________________________________, 2006

					Signature of Stockholder

					Signature of Stockholder

					This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title, as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Ù FOLD AND DETACH HERE Ù

CALIFORNIA FIRST NATIONAL BANCORP PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING NOVEMBER 21, 2006

The undersigned, a shareholder of CALIFORNIA FIRST NATIONAL BANCORP, a California corporation, acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Annual Report to Shareholders for the year ended June 30, 2006 and revoking any proxy previously given, hereby constitutes and appoints Patrick E. Paddon and Glen T. Tsuma his true and lawful agents and proxies with full power of substitution in each to vote the shares of Common Stock of CALIFORNIA FIRST NATIONAL BANCORP standing in the name of the undersigned at the Annual Meeting of Stockholders of CALIFORNIA FIRST NATIONAL BANCORP to be held at the California First National Bancorp’s corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Tuesday, November 21, 2006 at 10:00 A.M. and at any adjournment thereof on all matters coming before said meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your California First National Bancorp account online.

Access your California First National Bancorp. stockholder account online via Investor ServiceDirect ® (ISD).

Mellon Investor Services LLC, Transfer Agent for California First National Bancorp, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

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